STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street U.S. Equity V.I.S. Fund

(the “Fund”)

Supplement dated July 9, 2018 to the Prospectus

dated May 1, 2018, as supplemented

Effective immediately, Paul Nestro has replaced Tom Lincoln as a portfolio manager of the Fund. Accordingly, effective immediately, the Prospectus is revised as follows:

Beginning on page 4 of the Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
David Carlson, CFA	Since 2011	Senior Managing Director at State Street Global Advisors (“SSGA”)

Paul Nestro, CFA	Since 2018	Managing Director at SSGA

Chris Sierakowski, CFA	Since 2017	Vice President at SSGA

On page 50 of the Prospectus, the first paragraph of the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

The State Street U.S. Equity V.I.S. Fund is managed by a team of portfolio managers that includes David Carlson, Paul Nestro and Chris Sierakowski. Mr. Nestro manages one of two sub-portfolios that comprise the Fund, while Messrs. Carlson and Sierakowski co-manage the other sub-portfolio. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed (or co-managed) by, a particular portfolio manager on the Fund’s portfolio management team. The two sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their respective sub-portfolios. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

On page 51 of the Prospectus, the fifth paragraph of the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

Paul Nestro is a Managing Director of State Street Global Advisors and the Director of Fundamental Growth and Core Research. Since 2004, he has been the co-Portfolio Manager of the European Equity strategy and was previously a Portfolio Manager for Emerging Markets, International Equity (EAFE), and International Small Cap strategies. He also served as the team’s analyst covering the metals and mining sector and as an analyst for a Global Equity mutual fund.

Mr. Nestro joined State Street Global Advisors in July 2016 through its acquisition of GE Asset Management (GEAM). After completing GE’s Financial Management Program, he joined the Financial Planning & Analysis team at GEAM, and has been in the investment industry since 1993. Mr. Nestro has a BA in Finance from Michigan State University and is a holder of the Chartered Financial Analyst designation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE